                                                                    Exhibit 99.5

                                   Statement

     Pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. (S)1350, the $100,000 undersigned officer of WTA Inc. (the "Company"), hereby certifies that:

     (9) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

     (10) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 13, 2002


                                          /s/ David J. Rickert
                                          ------------------------------------
                                          Name:  David J. Rickert
                                          Title: President (Principal Executive
                                                 Officer and Principal Financial
                                                 Officer)